UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number         811-21652

 Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code:    (312) 827-0100

Date of fiscal year end:  November 30

Date of reporting period: December 1, 2013 - November 30, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO

... YOUR PIPELINE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/fmo, you will find:

• Daily, weekly and monthly data on share prices, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

November 30, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended November 30, 2014.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its net assets plus financial leverage (“Managed Assets”) in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively “MLP entities”) and at least 65% in equity securities of MLP entities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the twelve-month period ended November 30, 2014, the Fund provided a total return based on market price of 16.58% and a total return of 15.61% based on NAV. Past performance is not a guarantee of future results.

The closing price of the Fund’s shares as of November 30, 2014, was $27.51, representing a 2.92% premium to the NAV of $26.73. The closing price of the Fund’s shares as of November 30, 2013, was $25.11, representing a 2.07% premium to the NAV of $24.60. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. NAV performance data reflects fees and expenses of the Fund.

The Fund paid quarterly distributions per common share of $0.4161 in February 2014, $0.4181 in May 2014, $0.4203 in August 2014 and $0.4224 in November 2014. The latest distribution represents an annualized distribution rate of 6.14% based on the Fund’s closing market price of $27.51 on November 30, 2014.

Advisory Research, Inc. is the sub-adviser of the Fund (“ARI” or “the Sub-Adviser”) and a wholly-owned subsidiary of Piper Jaffray Companies.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $180 billion in assets under management.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 24 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section, which begins on page 4 of this report. You’ll find information on ARI’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund
December 31, 2014

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 3

QUESTIONS & ANSWERS	November 30, 2014

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Advisory Research, Inc. (“ARI” or “the Sub-Adviser”), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the fiscal year ended November 30, 2014.

Describe the Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.

The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.

Under normal market conditions, the Fund invests at least 80% of its net assets plus financial leverage (“Managed Assets”) in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively “MLP entities”) and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no hedging strategies in place as of November 30, 2014.

How would you describe the master limited partnership market over the 12-month period ended November 30, 2014?

For the 12 months ended November 30, 2014, MLPs, as measured by the Alerian MLP Index (the “Index”), returned 12.9%, compared with a return of 16.9% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

The 12-month period produced very strong performance from the MLP asset class as investors were drawn to the yield and growth characteristics of MLPs. Strong equity markets supported MLP performance, but the last three months of the period were driven by falling crude oil prices which muted the annual gains for MLPs. The weakness in crude oil prices and energy related securities continued past the Fund’s fiscal year end.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2014, the Fund provided a total return based on market price of 16.58% and a return of 15.61% based on NAV. Past performance is not a guarantee of future results. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of November 30, 2014, was $27.51, representing a 2.92% premium to the NAV of $26.73. On November 30, 2013, the Fund’s closing market price was $25.11, which represented a premium of 2.07% to the NAV of $24.60.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a current or deferred tax liability on realized and unrealized portfolio gains or a current or deferred tax benefit on realized

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	November 30, 2014

and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of November 30, 2014, the Fund’s NAV included a net deferred tax liability of $287.9 million, or $8.63 per share.

Please tell us about the Fund’s distributions.

The Fund paid quarterly distributions per common share of $0.4161 in February 2014, $0.4181 in May 2014, $0.4203 in August 2014 and $0.4224 in November 2014. Total distributions paid for the year ended November 30, 2014 increased by approximately 3.1% when compared to the distributions for the year ended November 30, 2013.

The latest distribution represents an annualized distribution rate of 6.14% based on the Fund’s closing market price of $27.51 on November 30, 2014. As of November 30, 2014, the Fund had distributed $13.96351 per common share to its shareholders since the Fund’s inception in 2004. Approximately $7.89287 per common share or 57% of these distributions were considered non-dividend distributions, also known as return of capital, and $6.07064 per common share or 43% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2014 approximately 73% of the distributions were considered ordinary dividends and approximately 27% were considered return of capital for federal income tax purposes.

The Fund, ARI and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the 12-month period ended November 30, 2014, and what has that meant for performance?

The Fund was fully invested, levered, and unhedged in a period of strong absolute returns. The Fund’s holdings continue to be much less concentrated in the largest MLPs than the Index. The Index held 60.4% of its weight in its top ten holdings, compared to a 41.4% weight in the Fund’s portfolio for these same holdings at the end of the period. The Fund is less concentrated in these positions and, therefore, the portfolio’s market capitalization is lower than the Index. The Fund is large and manages risk partly by diversifying its holdings across market capitalization.

The Fund’s portfolio performance, prior to the impact of leverage and taxes, compared favorably to the Index for the 12 months ended November 30, 2014. The volatile period we have experienced in MLPs presented opportunities for “stock pickers” to outperform. Large-cap MLPs as a group were the best performers, and small-cap MLPs as a group were among the worst. The Fund was underweight large-caps and overweight small-caps; but security selection in those groups explains a majority of the Fund’s outperformance during the period. Additionally, high quality MLPs outperformed low quality, and the Fund was well positioned for this trend during the year.

The Fund participated in fourteen initial public offerings of MLPs. IPO activity has been at record levels, easily surpassing last year’s levels of number of deals and total dollars raised. We see continued activity and expect more in 2015 if markets stabilize in the face of crude oil weakness.

The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. These midstream businesses constitute about 86% of the Index compared to almost 92% of the Fund’s holdings.

What were some of the leading contributors to and detractors from performance?

The largest holding in the Fund during the period continued to be Energy Transfer Equity, LP (ETE), which averaged 10.3% of the Fund’s investments over the period. ETE primarily owns partnership interests in Energy Transfer Partners, its subsidiary Sunoco Logistics, Regency Energy Partners, and Sunoco LP. Through these interests, ETE is exposed to energy infrastructure growth across the U.S. We believe ETE is the preferred way to gain equity exposure to this family of companies, and once again ETE outperformed all three during the period, returning approximately 64%, the fifth-highest returning MLP for the period.

The Fund’s positioning in the Diversified Infrastructure sector, which includes ETE, produced meaningful relative contributions to performance during the period. Of the eight securities in this group, all but one outperformed the Index.

A leading detractor from relative returns was the largest MLP in the Index, Enterprise Products Partners LP (EPD), also in the Diversified Infrastructure sector. EPD delivered strong absolute performance for the Fund during the 12-month period. However, as a 16% position in the Index, the Fund is underweight this name to avoid overconcentration in the portfolio. A weak performer in the portfolio was Crestwood Equity Partners LP (CEQP). CEQP had some merger integration issues during the year and was forced to delay its growth plan into 2015, a move negatively received by the market. CEQP is not in the Index, and as such the position hurt relative performance during the period.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	November 30, 2014

appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of November 30, 2014, the Fund’s leverage of $290 million was approximately 24.5% of Managed Assets, which represented an asset coverage ratio of 407%, higher than the 300% required by the Investment Company Act of 1940, as amended. Leverage was positive for both performance and cash flow.

The Fund’s leverage is expected to range between 22% and 28% of Managed Assets assuming normal market conditions. Considerations evaluated in establishing the appropriate range for the Fund’s leverage include a variety of factors such as the historical volatility of the Fund’s assets and the structure and terms of the Fund’s borrowings. In periods during which ARI deems MLPs to be significantly overvalued the Sub-Adviser may reduce the leverage to below 22% of Managed Assets. Likewise, the leverage may rise above 28% in periods of perceived undervaluation. Recent weakness in the MLP market supports the current leverage policy, in our view, and provides the Fund operational flexibility that would not exist at higher leverage levels.

What is the current outlook for the MLP market?

MLPs are generally involved in the midstream portion of the energy business. Midstream companies are in the business of charging a fee to transport energy products from where they are produced to where they are consumed. The nature of the midstream business makes it more sensitive to the volume of energy products that they carry and less sensitive to the price of energy products. The volume of energy product available to be transported tends to grow at a slow and steady rate over time. An increase in U.S. energy production since 2006 has significantly boosted the supply available for transportation. This increase in volume has allowed many MLPs to grow their businesses and their distributions to unit holders at higher levels than the long-term historical average. The current sell-off has pushed crude oil prices to a level that is likely to impact supply. We expect the spending and growth plans of certain producers to be reduced. A reduction of spending may eventually result in a lower growth rate in the volumes that need to be transported.

Although the downward move in crude oil prices has exceeded our expectations, we have been positioning the portfolio away from commodity price sensitivity. This is aligned with our current outlook that crude oil pricing remains uncertain. Until there is some stability in crude oil prices, it may be difficult for MLP prices to find a floor. We expect 2015 to be somewhat volatile given energy firms will be reassessing their capital budgets in light of lower crude oil prices. In such an environment, higher quality MLPs with seasoned management teams should outperform.

ARI believes the recent correction supports our outlook for long-term Index returns of about 5-9%.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.

6 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2014

Fund Statistics
Share Price				$27.51
Net Asset Value				$26.73
Premium/(Discount) to NAV				2.92%
Net Assets ($000)				$891,626

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED NOVEMBER 30, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/28/04)
Fiduciary/Claymore MLP
Opportunity Fund
NAV	15.61%	17.53%	20.29%	10.88%
Market	16.58%	15.65%	18.87%	10.60%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Investments:
Diversified Infrastructure	49.5%
Midstream Oil	45.1%
Gathering & Processing	28.8%
Midstream Natural Gas	24.6%
Natural Gas Pipelines & Storage	5.1%
Marine Transportation	4.4%
Upstream	3.2%
Coal	2.8%
Other Master Limited Partnerships	1.2%
Total Investments	164.7%
Other Investments:
Term Loan	0.0%*
Total Other Instruments	0.0%*
Total Investments	164.7%
Other Assets & Liabilities, net	-64.7%
Net Assets	100.0%

* Less than 0.1%.

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 7

PORTFOLIO OF INVESTMENTS	November 30, 2014

	Shares	Value
COMMON STOCKS† – 13.4%
Diversified Infrastructure – 13.4%
Kinder Morgan, Inc.	2,884,327	$ 119,266,933
Total Common Stocks
(Cost $72,624,591)		119,266,933
MASTER LIMITED PARTNERSHIPS† – 151.3%
Midstream Oil – 45.1%
Magellan Midstream Partners, LP1	1,197,547	99,264,672
Buckeye Partners, LP1	1,270,081	97,631,126
Plains All American Pipeline, LP1	1,536,892	79,073,093
Tesoro Logistics, LP	608,530	34,850,513
Genesis Energy, LP1	671,775	29,578,253
Delek Logistics Partners, LP	397,285	14,695,572
Oiltanking Partners, LP	206,042	9,945,647
Rose Rock Midstream, LP	180,830	9,706,954
JP Energy Partners, LP*,3	533,345	7,786,837
VTTI Energy Partners, LP	301,365	7,368,374
USD Partners, LP*,3	260,135	3,883,816
World Point Terminals, LP	168,065	3,188,193
Shell Midstream Partners, LP*,3	62,080	2,267,162
Valero Energy Partners, LP	42,350	1,766,842
PBF Logistics, LP	77,085	1,759,851
Total Midstream Oil		402,766,905
Diversified Infrastructure – 36.1%
Energy Transfer Equity, LP1	2,842,830	168,835,674
Enterprise Products Partners, LP1	2,841,850	106,114,679
Enbridge Energy Partners, LP1	504,954	18,935,775
Energy Transfer Partners, LP1	229,237	14,939,375
Enbridge Energy Management LLC*, 1, 2	360,951	13,138,617
Total Diversified Infrastructure		321,964,120
Gathering & Processing – 28.8%
DCP Midstream Partners, LP1	1,255,404	60,146,405
MarkWest Energy Partners, LP1	564,325	40,100,935
Western Gas Equity Partners, LP	562,810	35,344,468
Access Midstream Partners, LP	546,290	34,241,457
Western Gas Partners, LP1	368,290	26,122,810
Southcross Energy Partners, LP	768,160	13,396,710
EnLink Midstream Partners, LP	475,135	13,251,515
Targa Resources Partners, LP1	217,530	11,927,170
Atlas Pipeline Partners, LP	306,062	10,051,076
Antero Midstream Partners, LP*,3	293,295	8,121,339
CONE Midstream Partners, LP*,3	133,095	3,654,789
Total Gathering & Processing		256,358,674

	Shares	Value
MASTER LIMITED PARTNERSHIPS† – 151.3% (continued)
Midstream Natural Gas – 24.6%
Williams Partners, LP1	1,893,970	$ 97,994,008
Crestwood Midstream Partners, LP1	2,155,217	43,276,757
Crestwood Equity Partners, LP1	3,605,467	32,449,203
ONEOK Partners, LP1	503,000	22,172,240
Enable Midstream Partners, LP	773,365	15,560,104
Tallgrass Energy Partners, LP	189,460	8,095,626
Total Midstream Natural Gas		219,547,938
Natural Gas Pipelines & Storage – 5.1%
TC PipeLines, LP1	626,740	45,119,013
Marine Transportation – 4.4%
Teekay Offshore Partners, LP1	753,510	19,372,742
Golar LNG Partners, LP1	337,360	11,099,144
Navios Maritime Midstream Partners, LP*,3	648,120	8,483,891
KNOT Offshore Partners, LP	29,035	642,254
Total Marine Transportation		39,598,031
Upstream – 3.2%
EV Energy Partners, LP1	995,459	28,201,353
Coal – 2.8%
Alliance Holdings GP, LP	217,425	14,573,998
Alliance Resource Partners, LP	221,680	10,210,581
Oxford Resource Partners, LP*,1	365,000	401,500
Total Coal		25,186,079
Other Master Limited Partnerships – 1.2%
Exterran Partners, LP	423,095	10,458,908
Total Master Limited Partnerships
(Cost $631,768,030)		1,349,201,021
	Face
	Amount	Value
TERM LOAN†† – 0.0%**
Clearwater Subordinated Note NR 4.75%
due 12/31/20*,4,5,6	$ 413,329	4,133
Total Term Loan
(Cost $401,946)		4,133
Total Investments – 164.7%
(Cost $704,794,567)		$1,468,472,087
Other Assets & Liabilities, net – (64.7)%		(576,845,781)
Total Net Assets – 100.0%		$ 891,626,306

*	Non-income producing security.
**	Less than 0.05%.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 3 inputs — See Note 4.

See notes to financial statements.

8 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	November 30, 2014

1
All or a portion of these securities have been physically segregated and pledged as collateral. As of November 30, 2014, the total amount segregated was $598,007,012, of which $598,007,012 is related to the outstanding line of credit.

2	While non-income producing, security makes regular in-kind distributions.
3	Represents a new issue security. Security has not made an initial distribution to shareholders.
4	Security was fair valued by the Valuation Committee at November 30, 2014. The total market value of fair valued securities amounts to $4,133 (cost $401,946) or less than 0.1% of total net assets.
5	Company has filed for protection in federal bankruptcy court.
6
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, restricted securities aggregate market value amount to $4,133 or less than 0.1% of net assets — see Note 10.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 9

STATEMENT OF ASSETS AND LIABILITIES	November 30, 2014

ASSETS:
Investments, at value (cost $704,794,567)	$1,468,472,087
Cash	2,637,965
Current tax receivable	16,890,286
Prepaid expenses	36,987
Total assets	1,488,037,325
LIABILITIES:
Borrowings	290,000,000
Interest due on borrowings	46,811
Payable for:
Net Deferred tax	304,758,157
Investment advisory fees	991,930
Offering costs	389,194
Fund accounting fees	12,975
Administration fees	17,317
Other fees	194,635
Total liabilities	596,411,019
NET ASSETS	$891,626,306
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share; unlimited number of shares outstanding
33,351,750 shares issued and outstanding	$333,518
Additional paid-in capital	347,820,431
Accumulated net investment loss, net of tax benefit	(59,636,886)
Accumulated net realized gain on investments, net of tax	136,134,048
Net unrealized appreciation on investments, net of tax	466,975,195
NET ASSETS	$891,626,306
Shares outstanding ($0.01 par value with unlimited amount authorized)	33,351,750
Net asset Value	$26.73

See notes to financial statements.

10 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended November 30, 2014	November 30, 2014

INVESTMENT INCOME:
Distributions from master limited partnerships	$ 67,006,353
Less: Return of capital distributions	(64,836,577)
Total investment income	$ 2,169,776
EXPENSES:
Investment advisory fees	11,523,303
Interest expense	3,242,819
Professional fees	293,529
Administration fees	205,233
Trustee fees	203,065
Fund accounting fees	169,301
Printing fees	111,204
Insurance	44,314
Registration fees	36,974
Custodian fees	36,770
Transfer agent fees	21,161
Other fees	1,392
Total expenses	15,889,065
Advisory fees waived	(117,620)
Net expenses	15,771,445
Net investment loss before taxes	(13,601,669)
Deferred tax benefit	5,167,898
Net investment loss	(8,433,771)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	45,365,038
Current tax expense	(1,377,408)
Deferred tax expense	(15,858,851)
Net realized gain on investments	28,128,779
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	172,331,299
Deferred tax expense	(65,476,568)
Net change in unrealized appreciation on investments	106,854,731
Net realized and unrealized gain	134,983,510
Net increase in net assets resulting from operations	$ 126,549,739

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 11

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2014

	Year Ended November 30, 2014	Year Ended November 30, 2013
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(8,433,771)	$(7,387,065)
Net realized gain on investments	28,128,779	52,034,321
Net change in unrealized appreciation on investments	106,854,731	106,401,821
Net increase in net assets resulting from operations	126,549,739	151,049,077
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – See Notes 2 (c)	(55,736,566)	(48,606,179)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through at-the-market offerings	17,305,049	125,060,411
Shares issued through dividend reinvestment	3,385,540	3,313,296
Common share offering costs charged to paid-in capital	(105,411)	(715,819)
Net increase in net assets resulting from share transactions	20,585,178	127,657,888
Net increase in net assets	91,398,351	230,100,786
NET ASSETS:
Beginning of year	800,227,955	570,127,169
End of year	$891,626,306	$800,227,955
Accumulated net investment loss, net of tax benefit, at end of year	$(59,636,886)	$(51,203,115)

See notes to financial statements.

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended November 30, 2014	November 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$126,549,739
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized appreciation on investments before taxes	(172,331,299)
Net realized gain on investments before taxes	(45,365,038)
Purchase of long-term investments	(147,791,782)
Proceeds from sale of long-term investments	107,413,034
Net proceeds from sale of short-term investments	4,238,530
Return of capital distributions received from investee companies	64,836,577
Increase in current tax receivable	(8,122,701)
Decrease in receivable for shares issued through dividend reinvestment	991,125
Decrease in interest receivable	77
Decrease in other assets	17,837
Increase in deferred tax liability	76,238,630
Increase in interest payable on borrowings	12,953
Increase in investment advisory fees payable	197,975
Increase in administration fees payable	1,348
Decrease in offering costs payable	(137,414)
Decrease in other fees payable	(21,268)
Net Cash Provided by Operating Activities	6,728,323
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	17,305,049
Distributions to common shareholders	(52,351,026)
Proceeds from borrowings	31,000,000
Offering costs in connection with the issuance of common shares	(105,411)
Net Cash Used in Financing Activities	(4,151,388)
Net increase in cash	2,576,935
Cash at Beginning of Year	61,030
Cash at End of Year	$2,637,965
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$3,229,866
Supplemental Disclosure of Cash Flow Information: Taxes paid during the year	$9,429,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$3,385,540
Supplemental Disclosure of Non Cash Financing Activity: in-kind stock distributions received during the year	$4,765,983

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 13

FINANCIAL HIGHLIGHTS	November 30, 2014

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of period	$24.60	$20.96	$20.17	$19.69	$15.00
Income from investment operations:
Net investment loss(a) (b) (g)	(0.25)	(0.25)	(0.23)	(0.24)	(0.22)
Net gain on investments (realized and unrealized)(b) (g)	4.06	5.54	2.53	2.11	6.27
Total from investment operations	3.81	5.29	2.30	1.87	6.05
Common shares’ offering expenses charged to paid-in capital	(0.00)*	(0.02)	(0.01)	—	(0.02)
Less distributions from:
Return of capital(c)	(1.68)	(1.63)	(1.50)	(1.39)	(1.34)
Total distributions to shareholders	(1.68)	(1.63)	(1.50)	(1.39)	(1.34)
Net asset value, end of period	$26.73	$24.60	$20.96	$20.17	$19.69
Market Value, end of period	$27.51	$25.11	$22.03	$21.71	$20.96
Total Return(d)
Net asset value	15.61%	25.72%	11.69%	9.60%	41.57%
Market value	16.58%	21.66%	8.93%	10.73%	38.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$891,626	$800,228	$570,127	$494,532	$479,171
Ratio of net expenses to average net assets:
Including current and deferred income taxes	10.58%	13.09%	9.98%	9.36%	24.45%
Excluding current and deferred income taxes(f)	1.79%	1.77%	1.99%	2.06%	2.08%
Ratio of net investment loss to average net assets:
Net investment loss, excluding current and deferred income taxes	(1.54)%	(1.63)%	(1.96)%	(2.06)%	(2.04)%
Net investment loss, including current and deferred income taxes	(10.33)%	(12.95)%	(9.96)%	(9.36)%	(24.41)%
Portfolio turnover rate	8%	30%	18%	19%	15%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$290,000	$259,000	$190,000	$190,000	$170,000
Asset Coverage per $1,000 of indebtedness(e)	$4,075	$4,090	$4,001	$3,603	$3,819

*	Less than $0.005.

(a)	Based on average shares outstanding.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2(c). For the years ended November 30, 2014, 2013, 2012, 2011, and 2010, approximately $1.23, $1.52, $0.88, $1.02, and $1.34 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(f)	Ratio of net expenses to average net assets: Excluding current and deferred income taxes and interest expense

2014	2013	2012	2011	2010
1.42%	1.38%	1.49%	1.57%	1.52%

(g)
The net investment loss per share and net gain on investments per share for the years ended November 30, 2013, 2012, 2011 and 2010 have been corrected to reflect the net investment loss per share after tax benefit. The tax benefit was previously included in the net gain on investments per share. The per share data as previously presented was as follows:

	2013	2012	2011	2010
Net investment loss	$(0.38)	$(0.41)	$(0.41)	$(0.36)
Net realized and unrealized gain	5.67	2.71	2.28	6.41

See notes to financial statements.

14 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	November 30, 2014

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub- Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the year ended November 30, 2014, the Fund estimated 96.8% of its distributions from MLPs as return of capital and 3.2% of its distributions as investment income, which is reflected in the Statement of Operations.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2014

(c) Distributions

The Fund intends to make quarterly distributions to shareholders. On a book basis, all realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2015. For the year ended November 30, 2014, 73% of the distributions were considered qualified dividend income and 27% were considered return of capital for federal income tax purposes. For the year ended November 30, 2013, 93% of the distributions were considered qualified dividend income and 7% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:
	2014	2013
Dividend income	$40,794,283	$45,433,751
Tax return of capital	14,942,283	3,172,428
Total	$55,736,566	$48,606,179

On a GAAP basis, the source of the Fund’s distributions to shareholders for the years ended November 30, 2014 and 2013 was paid-in capital.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any) of the Fund who are ARI’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $117,620, of which $58,810 was waived by the Sub-Adviser, were waived for the year ended November 30, 2014. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, provides fund administration services to the Fund. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities

16 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2014

and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets
Master Limited
Partnerships	$1,349,201,021	$–	$–	$1,349,201,021
Common Stock	119,266,933	–	–	119,266,933
Term Loans	–	–	4,133	4,133
Total Assets	$1,468,467,954	$–	$4,133	$1,468,472,087

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable
Category	at 11/30/14	Technique	Inputs
		Cash flow	Royalties on
Term Loan	$4,133	model	coal produced

Significant changes in royalties on coal produced would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the year ended November 30, 2014.

Summary of Fair Value of Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended November 30, 2014:

LEVEL 3 – Fair Value measurement using significant unobservable inputs

Fiduciary/Claymore MLP Opportunity Fund
Term Loans:
Beginning Balance	$86,799
Purchases	–
Sales	–
Total change in unrealized gains or losses included in earnings	(82,666)
Transfers into Level 3	–
Transfers out of Level 3	–
Ending Balance	$4,133

Note 5 – Federal Income Taxes:

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

As of November 30, 2014, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of
Investments	Gross Tax	Gross Tax	Net Tax
for Tax	Unrealized	Unrealized	Unrealized
Purposes	Appreciation	Depreciation	Appreciation
$660,345,943	$818,858,929	$(10,732,785)	$808,126,144

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset,

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2014

consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current federal income tax expense	$186,918
Current state income tax expense	1,377,408
Deferred federal income tax expense	67,240,585
Deferred state income tax expense	8,740,018
Total current and deferred tax expense	$77,544,929

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$71,433,133	35.00%
State income taxes	6,799,655	3.33%
Permanent differences and other	(687,859)	(0.34)%
Total	77,544,929	37.99%

Permanent differences primarily represent the dividend received deduction and foreign tax credits.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2014, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss	$1,529,942

Deferred tax liabilities:
Deferred tax on unrealized gain on investments	(306,288,099)

Net deferred tax liability	$(304,758,157)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $147,791,782 and $107,413,034, respectively.

Note 7 – Borrowings:

On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of November 30, 2014, the amount outstanding in connection with the Fund’s credit facility was $290,000,000. As of November 30, 2014, securities with a market value of $598,007,012 have been segregated and pledged as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the year ended November 30, 2014, was $270,232,877 with a related weighted average interest rate of 1.18%. The maximum amount outstanding during the year ended November 30, 2014, was $290,000,000.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 33,351,750 issued and outstanding, as of November 30, 2014.

Transactions in common shares were as follows:
	Year Ended	Year Ended
November 30, 2014		November 30, 2013
Beginning shares	32,531,394	27,197,785
Shares issued through dividend reinvestment	129,561	136,243
Common shares issued through at-the-market offering	690,795	2,347,366
Common shares issued through overnight offering	–	2,850,000
Ending shares	33,351,750	32,531,394

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post-effective amendment thereto became effective. The shelf registration statement allowed for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On May 17, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2014

Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under these sales agreements, 690,795 shares were issued during the year ended November 30, 2014, and 2,347,366 shares were issued during the year ended November 30, 2013. On September 10, 2013, the Fund entered into an underwriting agreement with the Adviser and Morgan Stanley & Co. LLC., Citigroup Global Markets, Inc., UBS Securities LLC and RBC Capital Markets, LLC to sell 2,850,000 common shares. The Adviser paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the years ended November 30, 2014 and 2013, the Fund reimbursed the Adviser $105,411 and $715,819, respectively, for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of November 30, 2014, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/Par	Current Cost	Fair Market Value	% of Net Assets		Price at Acquisition Date	11/30/14 Price
Clearwater Subordinate Note	09/29/2008	$359,812	$348,429	$3,598	–	%*	$100.00	$1.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$535	–	%*	$100.00	$1.00
Total			$401,946	$4,133	–	%*

* Amount is less than 0.05% of net assets.

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	November 30, 2014

To the Board of Trustees and Shareholders of
Fiduciary/Claymore MLP Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the Fund), including the portfolio of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and agent banks or by other appropriate auditing procedures when replies from agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
January 29, 2015

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2014

Federal Income Tax Information

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Trustees

The Trustees of the Fiduciary/Claymore MLP Fund and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2004	Current: Private Investor (2001-present).	92	None
(1951)

Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).

Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Business broker and manager of commercial real	88	None.
(1946)	Vice Chairman		estate, Griffith & Blair, Inc. (1997-present).
	of the Board
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc.
(1946)	Vice Chairman				(2004-present); CoreFirst Bank &
	of the Audit				Trust (2000-present).
	Committee
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2011	Current: Founder and President, Roman Friedrich & Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	88
Current: Zincore Metals, Inc.
(2009-present).

Former: Mercator Minerals Ltd.
(2013-2014); First Americas Gold
Corp. (2012-2014); Blue Sky
Uranium Corp. (2011-2012); Axiom
Gold and Silver Corp. (2011-2012);
Stratagold Corp. (2003-2009); GFM
Resources Ltd. (2005-2010).

Robert B. Karn III	Trustee and	Since 2004	Current: Consultant (1998-present).	88	Current: Peabody Energy Company
(1942)	Chairman of the				(2003-present); GP Natural
	Audit Committee		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).		Resource Partners, LLC (2002-present).
Ronald A. Nyberg	Trustee and	Since 2004	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	94	Current: Edward-Elmhurst
(1953)	Chairman of the				Healthcare System (2012-present).
	Nominating and		Former: Executive Vice President, General Counsel, and
	Governance Committee		Corporate Secretary, Van Kampen Investments (1982-1999).
Maynard F. Oliverius	Trustee and Vice	Since 2014	Current: Retired.	88	Current: Fort Hays State University
(1943)	Chairman of the				Foundation (1999-present);
	Contracts Review		Former: President and CEO, Stormont-Vail HealthCare		Stormont-Vail Foundation (2013-
	Committee		(1996-2012).		present); Topeka Community Foun-
					dation (2009-present); University of
					Minnesota HealthCare Alumni Asso-
					ciation Foundation (2009-present).
Ronald E. Toupin, Jr.	Trustee and	Since 2004	Current: Portfolio Consultant (2010-present).	91	Former: Bennett Group of Funds
(1958)	Chairman				(2011-2013).
	of the Board
Former: Vice President, Manager and Portfolio Manager,
Nuveen Asset Management (1998-1999); Vice President,
Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Current: Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

-	Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2015.

-	Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.

-	Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

Officers

The Officers of the Fiduciary/Claymore MLP Fund, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
(1965)			Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director,
(1966)	Officer		Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior
Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2014

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2012	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim
(1978)			Investments (2007-present).
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Associate,
(1984)			Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010);
Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim
(1979)			Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley
(2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

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FUND INFORMATION	November 30, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment Advisors, LLC	New York Mellon
Donald C. Cacciapaglia*		Chicago, IL	New York, NY
Joanna M. Catalucci
Donald A. Chubb	Chief Compliance Officer	Investment Sub-Adviser	Legal Counsel
		Advisory Research, Inc.	Skadden, Arps, Slate,
Jerry B. Farley	Amy J. Lee	St. Louis, MO	Meagher & Flom LLP
	Chief Legal Officer		New York, NY
Roman Friedrich III		Administrator and
	Mark E. Mathiasen	Accounting Agent	Independent Registered
Robert B. Karn III	Secretary	Rydex Fund Services, LLC	Public Accounting Firm
		Rockville, MD	Ernst & Young LLP
Ronald A. Nyberg	John L. Sullivan		McLean, VA
Chief Financial Officer,
Maynard F. Oliverius	Chief Accounting Officer
and Treasurer
Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested
  person” (as defined in section
  2(a)(19) of the 1940 Act)
  (“Interested Trustee”) of the
  Trust because of his position
  as the President and CEO of
  the Investment Adviser
  and Distributor.

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 27

ABOUT THE FUND MANAGER

Advisory Research, Inc.

Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of November 30, 2014, the MLP & Energy Infrastructure team (“MLP Team”) at Advisory Research, Inc. managed approximately $5.9 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Investment Philosophy

The MLP Team’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the MLP Team well as it has navigated through MLP cycles since 1995.

The MLP Team believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The MLP Team seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc.	Guggenheim Funds Distributors, LLC
8235 Forsyth Boulevard	227 West Monroe Street
Suite 700	Chicago, IL 60606
St. Louis, MO 63105	Member FINRA/SIPC (01/15) NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-FMO-AR-1114

Item 2.  Code of Ethics.

 (a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

 (d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)          (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn, III.  Mr. Karn is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,200 and $43,000 for the fiscal years ending November 30, 2014, and November 30, 2013, respectively.

(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $25,000 and $42,000 for the fiscal years ending November 30, 2014, and November 30, 2013, respectively. The Audit-Related Fees were for comfort letters and consent issuances in connection with at-the-market and overnight offerings.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $97,600 and $158,800 for the fiscal years ending November 30, 2014, and November 30, 2013, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending November 30, 2014, and November 30, 2013, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or

New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee

(ii)	None of the services described in each of Items 4(b) through Item 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $134,350 and $158,800 for the fiscal years ending November 30, 2014, and November 30, 2013, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Robert B. Karn, III, Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Advisory Research, Inc. (“ARI” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2014:

Name	Since	Professional Experience
James J. Cunnane, Jr., CFA	2004
Mr. Cunnane is Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP).  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined the MLP team in 1996 and currently serves as a portfolio manager for three publicly traded closed-end  mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund, and the Nuveen All Cap Energy MLP Opportunities Fund.  He also serves as a portfolio manager for two open-end mutual funds: the Advisory Research MLP & Energy Income Fund and the Advisory Research MLP & Energy Infrastructure Fund.  Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley	2008
Mr. Kiley is Managing Director and Senior Portfolio Manager of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP) and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.   He joined the MLP team in 2005.  Mr. Kiley serves as a portfolio manager for three publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund, and the Nuveen All Cap MLP Opportunities Fund.  He also serves as a portfolio manager for two open-end mutual funds: the Advisory Research MLP & Energy Income Fund and the Advisory Research MLP & Energy Infrastructure Fund.  Prior to

joining the MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

 (a) (2) (i-iii)   Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2014:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
James J. Cunnane, Jr.	Registered Investment Companies:	4	$2,686 mil	0	$0
	Other Pooled Investment Vehicles:	2	$19 mil	1	$17 mil
	Other Accounts:	593	$1,722 mil	0	$0 mil

Quinn T. Kiley	Registered Investment Companies:	4	$2,686 mil	0	$0
	Other Pooled Investment Vehicles:	2	$19 mil	1	$17 mil
	Other Accounts:	593	$1,722 mil	0	$0

(a) (2) (iv)        Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. ARI seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the MLP Team and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, the MLP Team determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which the MLP Team acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the MLP Team may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

The MLP Team and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a) (3)              Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:

•	Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities.

•
Annual Bonus. The portfolio managers’ annual bonuses are determined by the CEO of ARI pursuant to a specific company formula. The bonuses are not based on the performance of the registrant or other managed accounts.  The monies paid are directly derived from a “pool” created from the MLP Team’s earnings.  The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

•	The portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4)               Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by the  Portfolio Managers as of November 30, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$100,001-$500,000
Quinn T. Kiley	$100,001-$500,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)      Not applicable.

 (b)          Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Advisory Research Inc. Proxy Voting Policy for the MLP & Energy Infrastructure Strategy .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:         /s/ Donald C. Cacciapaglia

Name:    Donald C. Cacciapaglia

Title:      Chief Executive Officer

Date:      February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Donald C. Cacciapaglia

Name:    Donald C. Cacciapaglia

Title:      Chief Executive Officer

Date:      February 6, 2015

By:          /s/ John L. Sullivan

Name:    John L. Sullivan

Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      February 6, 2015